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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 2001


                            THE CHASE MANHATTAN BANK
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
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                      (Issuer with respect to Certificates)

         New York                        33-93570                13-4994650
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

                       270 Park Avenue, New York, New York              10017
                      ----------------------------------------       -----------
                      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

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Item 5.  Other Events:


      Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

      On June 15, 2001, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                Exhibits          Description
                ----------        ---------------

                20.1 Monthly Statement to Certificateholders with respect to the June 15, 2001 distribution.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 2001

                                        The Chase Manhattan Bank,
                                        as Servicer

                                        By: Chase Manhattan Mortgage Corporation

                                        By: /s/ Richard P. Dargan
                                        ----------------------------------------
                                        Name: Richard P. Dargan
                                        Title: Vice President

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                                        INDEX TO EXHIBITS
                                        ----------------------------

Exhibit No.                             Description
---------------                         -----------------
20.1                                    Statement to Certificateholders  dated
                                        June 15, 2001 delivered  pursuant  to
                                        Section  5.03 of the Pooling and
                                        Servicing  Agreement  dated as of
                                        September 1, 1995.